AMENDMENT NO. 1 TO THE SECOND RESTATED MANAGEMENT SERVICES AGREEMENT

         Amendment No. 1 (the "Amendment") to the Second Restated Management Services Agreement, dated as of March 12, 1998, by and among Sweetheart Holdings Inc., a Delaware corporation ("Holdings"), Sweetheart Cup Company Inc., a Delaware corporation ("Cup" and together with Holdings, the "Company"), American Industrial Partners Management Company, Inc., a Delaware corporation ("AIPM"), and SF Holdings Group, Inc., a Delaware corporation ("SF Holdings").

         WHEREAS, Holdings, Cup, AIPM and SF Holdings are parties to the Second Restated Management Services Agreement, dated as of March 12, 1998 (the "Management Agreement"); and

         WHEREAS, the parties hereto desire to extend the term of the Management Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Amendment. Section 5 of the Management Agreement is hereby amended by deleting the first sentence and replacing it with the following sentence:

         Except as provided for herein, this Agreement shall be for an initial term commencing on the date first above written and ending on the tenth anniversary of the date first above written.

         2. Ratification. Except as expressly amended and extended hereby, the Management Agreement is ratified and affirmed and shall remain in full force and effect in accordance with its terms.

         3. Binding Effect; Assignability. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         5. Counterparts. This Amendment may be executed in two or more counterparts, each of which taken together shall constitute a fully-executed original instrument.


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         IN  WITNESS  WHEREOF,  each  of the  parties  hereto  has  caused  this
Agreement to be executed as of the day and year first above written.

                                             SWEETHEART HOLDINGS INC.


                                             By:  /s/ Daniel M. Carson
                                                  -----------------------------
                                                      Name:  Daniel M. Carson
                                                      Title:  Vice President

                                             SWEETHEART CUP COMPANY INC.


                                             By:  /s/ Daniel M. Carson
                                                  -----------------------------
                                                      Name:  Daniel M. Carson
                                                      Title:  Vice President


                                             AMERICAN INDUSTRIAL PARTNERS
                                             MANAGEMENT COMPANY, INC.


                                             By:  /s/ Kenneth Pereira
                                                  -----------------------------
                                                      Name:  Kenneth A. Pereira
                                                      Title:

                                             SF HOLDINGS GROUP, INC.


                                             By:  /s/ Hans Heinsen
                                                  -----------------------------
                                                      Name:  Hans Heinsen
                                                      Title: